UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2011

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GALAXY GAMING INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30653	20-8143439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6980 O'Bannon Drive, Las Vegas, NV		89117
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 939-3254

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Definitive Material Agreement.

On February 24, 2011 the Registrant issued a press release announcing that it has entered into a definitive agreement with TableMAX Gaming, a provider of electronic table games and platforms headquartered in Las Vegas, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  A copy of the agreement with TableMAX Gaming is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The press releases issues on February 24, 2011 also announces that the Registrant  has added Richard Baldwin to its Board of Directors, effective April 1, 2011.  A copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated February 24, 2011

Exhibit 99.2	Operating Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galaxy Gaming, Inc.
(Registrant)

Date: February 24, 2011	By:	/s/ Robert Saucier
Robert Saucier Chief Financial Officer